UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 4, 2024, Safe and Green Development Corporation (the “Company”) entered into an Amendment (the “Amendment”) to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of February 7, 2024, by and among the Company, the members of Majestic World Holdings LLC (“MWH”) listed therein (the “Members”), MWH and Matthew A. Barstow, as Sellers Representative. Pursuant to the Amendment, the aggregate consideration payable by the Company for the outstanding membership interests (the “Membership Interests’) of MWH was amended to consist of 500,000 shares (on a pre-October 2024 1-for-20 reverse stock split basis) of the Company’s restricted common stock (the “Stock Consideration”) and $154,675.00 in cash (the “Cash Consideration”). Pursuant to the Purchase Agreement and a related side letter agreement (the “Side Letter Agreement”), dated as of February 7, 2024, by and among the Company, MWH and the Sellers Representative, the Stock Consideration was issued at the closing on February 7, 2024.

Pursuant to the Amendment, 100% of the Cash Consideration for amounts less than $5,000 was paid on or before October 30, 2024, and 50% of the Cash Consideration due to Members for amounts more than $5,000 was paid on or before October 30, 2024, and the remaining fifty percent (50%) of the Cash Consideration will be paid on or before December 1, 2024, except as it relates to Vikash Jain (who will be paid $60,000 over the course of 12 months in monthly installments of $5,000).

Pursuant to the Amendment, sixty-eight and one quarter percent (68.25%) of the Membership Interests were transferred and assigned to the Company on February 7, 2024, and the remaining 31.75% will be transferred and assigned to the Company on December 1, 2024. In addition, on December 1, 2024, MWH’s outstanding promissory notes in the aggregate principal amount of $337,226.29 due and payable to the order of Akwasi Oppong, Vikash Jain and Matthew Barstow, will each be cancelled and deemed satisfied in full and retired.

The foregoing description of the Amendment, the Purchase Agreement and the Side Letter and the transactions contemplated by such agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment and the Purchase Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
10.1*	Amendment, dated November 4, 2024, to the Membership Interests Purchase Agreement
10.2*	Membership Interests Purchase Agreement, dated as of February 7, 2024, by and among Safe and Green Development Corporation, the members of Majestic World Holdings LLC listed therein, Majestic World Holdings LLC and Sellers Representative (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2024 (File No. 001-41581)
10.3	Side Letter Agreement, dated as of February 7, 2024, by and among Safe and Green Development Corporation, Majestic World Holdings LLC and Sellers Representative (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2024 (File No. 001-41581)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation
Dated: November 5, 2024
	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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